UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012 (June 5, 2012)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2012, TPC Group Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 – the election of eight directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2013 annual meeting of stockholders;

•	Proposal 2 – the approval of an advisory resolution on the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement; and

•	Proposal 3 – the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the 2012 fiscal year.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 26, 2012.

At the Annual Meeting, each director nominee was elected and the stockholders ratified the appointment of Grant Thornton LLP. The stockholders also approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers. The final voting results for each proposal, including the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, are set forth below.

Proposal 1—Election of Directors

The stockholders elected each of the director nominees.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eugene R. Allspach	10,374,589	83,526	2,056,430
James A. Cacioppo	10,372,259	85,856	2,056,430
Michael E. Ducey	10,372,359	85,756	2,056,430
K’Lynne Johnson	10,374,795	83,320	2,056,430
Richard B. Marchese	10,374,789	83,326	2,056,430
Michael T. McDonnell	10,374,789	83,326	2,056,430
Jeffrey M. Nodland	10,374,589	83,526	2,056,430
Jeffrey A. Strong	10,372,059	86,056	2,056,430

Proposal 2—Approval of Advisory Resolution on the Compensation of the Named Executive Officers

The stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,359,935	27,146	71,034	2,056,430

Proposal 3—Appointment of the Independent Registered Public Accountants for 2012

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the 2012 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,509,907	868	3,770	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: June 7, 2012	By:	/s/ Rishi A. Varma
Rishi A. Varma
Vice President, General Counsel and Secretary